SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of November 7, 1997 by and among HOMEBASE, INC., THE FIRST NATIONAL BANK OF CHICAGO, BANKBOSTON, N.A., WELLS FARGO BANK, N.A. and THE SUMITOMO BANK, LIMITED.

                                                      RECITALS

                  WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of July 9, 1997 (as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"; capitalized terms used but not otherwise defined herein having the definitions provided therefor in the Credit Agreement); and

                  WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Credit Agreement. Subject to the terms and conditions set forth in Section 2 of this Amendment, upon the Effective Date (as hereinafter defined), the Credit Agreement shall be hereby amended as follows:

                  (i) The definition of "Borrowing Base" set forth in Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead:

              "Borrowing Base" means, at any time, an amount equal
              to (a) the sum of (i) the Advance Rate applicable to
              Eligible Accounts multiplied times the book value of
                           all Eligible Accounts at such time, plus (ii) the Advance Rate applicable to Eligible Inventory multiplied times the amount of the Eligible Inventory at such time minus (b) fifty percent (50%) of the aggregate amount of Rentals for the prior twelve months.

                  (ii) The  definition  of  "Change  in  Control"  set  forth in
         Article I of the Credit Agreement is hereby amended by inserting the following at the end of such definition:

                           or a Change in Control as defined in the Subordinated
                           Note Indenture.

                  (iii) The definition of "Subordinated Indebtedness" set forth in Article I of the Credit Agreement is hereby amended by deleting such definition in its entirety and inserting the following in its stead:

                "Subordinated Indebtedness" of a Person means any
               Indebtedness of such Person the payment of which is
                           subordinated to payment of the Obligations to the written satisfaction of the Required Lenders. Subordinated Indebtedness shall include, without limitation, the Indebtedness of the Borrower in respect of the Subordinated Notes.

                  (iv) The definitions set forth in Article I of the Credit Agreement are hereby amended by inserting the following definitions alphabetically in such Article:

                           "Subordinated Debt Documents" means the Subordinated Notes, the Purchase Agreement dated as of the November ___, 1997 by and among the Borrower and the other parties signatory thereto and the Subordinated
                           Note Indenture.

                "Subordinated Note Indenture" means that certain
              Indenture entered into between the Borrower and State Street Bank and Trust Company of California, N.A., as
              trustee, dated as of November ___, 1997, as the same
               may be amended or modified after the date hereof as
                                permitted hereby.

              "Subordinated Notes" means those certain Convertible
               Subordinated Notes due 2004 issued by the Borrower pursuant to the Subordinated Note Indenture in the aggregate principal amount of up to $115,000,000.

                  (v) Section 5.3 of the Credit Agreement is hereby amended by inserting the words "and Subordinated Debt Documents" after the words "Transaction Documents" in the third line thereof and inserting a new sentence at the end of such Section which shall read as follows:

                           No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Subordinated Debt Documents other than a "shelf registration" of the Subordinated Notes under the Securities and Exchange Act of 1933, as amended, appropriate filings, qualifications or approvals with state securities regulators, appropriate NASD filings and approvals, appropriate filings and approvals required by the Trust Indenture Act of 1939 and appropriate filngs required by the Securities and Exchange Act of 1934.

                  (vi) Article V of the Credit Agreement is hereby amended by inserting a new Section 5.21 which shall read as follows:

                           5.21 Subordinated Indebtedness. The Borrower has the corporate power and authority to incur the Indebtedness evidenced by the Subordinated Notes. The subordination provisions of the Subordinated Note Indenture and the Subordinated Notes will be enforceable against the holders of the Subordinated Notes by the holder of any Notes which has not effectively waived the benefits thereof. All Obligations, including the Obligations to pay principal of and interest on the Loans, constitute senior Indebtedness entitled to the benefits of subordination created by the Subordinated Note Indenture and the Subordinated Notes. The principal of and interest on the Notes and all other Obligations will constitute "senior debt" as that or any similar term is or may be used in any other instrument evidencing or applicable to any other Subordinated Indebtedness of the Borrower. The Borrower acknowledges that the Agent and each Lender is amending the Credit Agreement and continuing to extend the Aggregate Commitment in reliance upon the subordination provisions of the Subordinated Notes and this Section 5.21.

                  (vii) Section 6.11 of the Credit Agreement is hereby amended by inserting an additional paragraph at the end of such Section which shall read as follows:

                (m) Indebtedness of the Borrower in an aggregate
              principal amount not to exceed $115,000,000 evidenced
               by the Subordinated Notes and incurred pursuant to,
               and having the terms, including without limitation
                 the subordination provisions, set forth in the
                           Subordinated Note Indenture.

                  (viii) Section 6.20.1 of the Credit Agreement is hereby amended by deleting the last three lines of such Section and inserting the following in its stead:

                           01/30/1999                                  67%
                           01/29/2000                                  67%
                           01/27/2001                                  67%.

                  (ix) Section 6.21 of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following in its stead:

              6.21 Capital Expenditures. The Borrower will not, nor
                           will it permit any Subsidiary to, expend, or be committed to expend for Capital Expenditures (including, without limitation, for the acquisition of fixed assets) during the indicated fiscal year of the Borrower on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries in excess of the aggregate amounts set forth below:

                           Fiscal Year Ending                     Amount
                           01/31/1998                             $45,000,000
                           01/30/1999                             $65,000,000
                           01/29/2000                             $82,000,000
                           01/27/2001                             $82,000,000

                  (x) Article VI of the Credit Agreement is hereby amended by inserting a new Section 6.24 and Section 6.25 into such Article which shall read as follows:

                6.24 Subordinated Indebtedness. The Borrower will
              not, and will not permit any Subsidiary to, make any
                           amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness or any Subordinated Debt Documents (other than amendments or modifications which would extend the maturity, reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon), or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness prior to the date when due.

              6.25 Collateral Value Report. Upon the request of the
              Agent, which may be made not more than once each year
               prior to an Event of Default, and at any time while
                 and so long as an Event of Default should have
              occurred and be continuing, the Borrower will obtain
               and deliver to the Agent a report of an independent
               collateral auditor satisfactory to the Agent (which
              may be or be affiliated with a Lender) to perform an
               audit, using customary procedures and scope, of the
                accounts and inventory components included in the
               Borrowing Base, which report shall indicate whether
              or not, in the opinion of such auditor based on such
                audit, the information set forth in the Borrowing
              Base Certificate most recently delivered is accurate
               and complete in all material respects based upon a
               review by such auditors of the Accounts (including
                 verification with respect to the amount, aging,
              identity and credit of the respective account debtors
                 and the billing practices of the Borrower) and
                           Inventory (including verification as to the value, location and respective types).

                  (xi) Section 9.7 of the Credit Agreement is hereby amended by inserting the words "the Subordinated Debt Documents," after the words "Transaction Documents" where such words appear.

                  (xii) Exhibit B to the Credit Agreement is hereby replaced by the document attached hereto as Exhibit B.

2. Conditions. The effectiveness of the amendments stated in this Amendment is subject to on or prior to the date hereof, that the following conditions shall have been satisfied in a manner, and in form and substance, as the case may be, reasonably acceptable to Requisite Lenders:

                  (i) Amendment. This Amendment shall have been duly executed by the Requisite Lenders and the Borrower and delivered to Agent.

                  (ii) No Default. No Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.

                  (iii) Warranties and Representations. The warranties and representations of the Borrower contained in this Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents shall be true and correct as of the date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, in which case such warranties and representations shall have been true and correct as of such earlier date.
                  (iv) Subordinated Debt. The Borrower shall have consummated the transactions contemplated by that certain Purchase Agreement dated as of November , 1997 (the "Subordinated Note Agreement") by and between the Borrower and Prudential Securities Incorporated, and have received not less than $75,000,000 and not more than $115,000,000 (in each case before deduction of discounts, commissions and offering expenses) from the issuance of the securities pursuant to the Subordinated Note Indenture which shall have terms and conditions acceptable to the Required Lenders, including, without limitation, an interest rate not exceeding five and three quarters percent (5.75%) per annum, and the Borrower shall have delivered to the Agent a copy of the Subordinated Note Agreement and the Subordinated Note Indenture.

                  (v) Reaffirmation of Guaranty. Each Real Estate Subsidiary and Operating Subsidiary shall have executed the Reaffirmation of Guaranty in the form of Exhibit A hereto.

The date on which all of the above events have occurred is the "Effective Date". If the Effective Date has not occurred by November 13, 1997, this Amendment shall be of no force and effect.

3. Continuing Credits. Notwithstanding this Amendment, the Loans owing to Lenders by Borrower under the Credit Agreement that remain outstanding as of the date hereof shall constitute continuing Obligations of the Borrower under the Credit Agreement and this Amendment shall not be deemed to evidence or result in a novation, or a repayment or reborrowing, of such Loans.

4.       Miscellaneous.

         (a)  Captions.   Section  captions  used  in  this  Amendment  are  for
convenience only, and shall not affect the construction of this Amendment.

         (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (c) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         (d) Successors and Assigns. This Amendment shall be binding upon, and shall inure to the sole benefit of the Borrower, Agent and Lenders, and their respective successors and assigns.

         (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation of the Credit Agreement; instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Credit Agreement which is evidenced by the Notes. The Credit Agreement, as amended hereby, and each of the other Loan Documents remain in full force and effect.

         (g) Costs and Expenses.  Borrower affirms and acknowledges that Section
9.7 of the Credit Agreement applies to this Amendment and the transactions and agreements and documents contemplated hereunder.

5. Representations and Warranties. The Borrower represents and warrants to Agent and Lenders that the execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approval) of the Borrower, do not require any governmental approvals, consents or filings and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate of incorporation or bylaws of the Borrower or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower, and this Amendment, the Credit Agreement, as amended hereby, and each Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and that the conditions set forth in Sections 2(ii) and (iii) hereof are true, correct and complete as of the Effective Date.

                                              [signature pages follow]

         IN WITNESS WHEREOF, this Second Amendment to Credit Agreement has been duly executed and delivered as of the day and year first above written.

                                         HOMEBASE, INC.

                                         By:________________________________

                                         Print Name: _________________________

                                         Title: ______________________________

                                                      3345 Michelson Drive
                                                      Irvine, California 92612
                                                      Phone: (714) 442-5000
                                                      Fax:   (714) 442-5127



                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         Individually and as Agent
                                         By:________________________________

                                         Print Name: _________________________

                                         Title: ______________________________

                                         One First National Plaza
                                         Chicago, Illinois  60670
                                         Phone:  (312) 732-7101
                                         Fax:      (312) 732-1117

                                         Attention:  John D. Runger,
                                                     Managing Director

                                         BANKBOSTON, N.A.,
                                         Individually and as Syndication Agent

                                         By: _________________________

                                         Print Name: Linda Thomas
                                         Title: Managing Director
                                         100 Federal Street
                                         Mail Stop 01-09-05
                                         Boston, Massachusetts 02110
                                         Phone: (617) 434-7000
                                         Fax:      (617) 434-0816


                                         WELLS FARGO BANK, N.A.
                                         Individually and as Documentation Agent

                                         By:

                                         Print Name: Kathleen Barnes
                                         Title: Vice President

                                         By:_______________________________

                                         Name:_____________________________

                                         Title:______________________________
                                         707 Wilshire Boulevard, 16th Floor
                                         MAC 2818-163
                                         Los Angeles, California 90017
                                         Phone: (213) 614-7782
                                         Fax:     (213) 614-2569


                                         THE SUMITOMO BANK, LIMITED

                                         By:

                                         Print Name:__________________

                                         Title:


                                         By:

                                         Print Name:__________________

                                         Title:

                                    EXHIBIT A


                            REAFFIRMATION OF GUARANTY


                  Each of the undersigned acknowledges receipt of a copy of the Second Amendment to the Credit Agreement (the "Amendment") dated as of November 7, 1997, consents to such amendment, and each of the transactions referenced therein and hereby reaffirms its obligations under the Subsidiary Guaranty dated as of July 9, 1997 in favor of The First National Bank of Chicago, as Agent, and the Lenders (as defined in the Amendment).


Dated as of November 7, 1997

                                      [GUARANTOR]

                                      By:

                                      Title:




                                    EXHIBIT B
                                     FORM OF
                           BORROWING BASE CERTIFICATE
                    AS OF _________, ____ FOR HOMEBASE, INC.

         (Capitalized  terms  have the  meaning  ascribed  thereto in the Credit
         Agreement dated as of July 9, 1997 by and among the undersigned, as Borrower, and the Agent and the Lenders defined therein)

I.       Accounts
---------- -------------------------------------------------------------------------------- ------------------------

           A.       Gross Accounts (include only those Accounts created in the ordinary course of business arising out of the sale of goods)
                                                                                            $-----------
---------- -------------------------------------------------------------------------------- ------------------------
---------- -------------------------------------------------------------------------------- ------------------------

           B.       Ineligible Accounts:  Each Account which fails to meet any of the following  criteria [List dollar amount of accounts which do not meet these criteria]:
---------- -------------------------------------------------------------------------------- ------------------------
----------    -----------------------------------------------------------------------------    ---------------------

              (a)    Which is an "account" within the meaning of Section 9-106 of the UCC;
                                                                                               -------------
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

              (b) Which is denominated and payable only in United States dollars in
                     the United States; and                                                    ______________
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

              (c)    In which the Agent, on behalf of the Lenders, has after the
                     Collateralization  Date, a first priority  fully  perfected
                     Lien,
                     subject to no other Liens (other than Permitted Liens).                   ______________
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

                       Total Ineligible Accounts                                               ______________
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

              C.     Total Eligible Accounts (A less B)                                        ______________
                                                ----
----------    -----------------------------------------------------------------------------    ---------------------

II.      Inventory

---------- -------------------------------------------------------------------------------- ------------------------

           A.       Gross Inventory (include only that Inventory which is held for sale)
                                                                                            $-----------
---------- -------------------------------------------------------------------------------- ------------------------
---------- -------------------------------------------------------------------------------- ------------------------

           B.       Ineligible Inventory: All Inventory which meets any of the following criteria:
---------- -------------------------------------------------------------------------------- ------------------------
----------    -----------------------------------------------------------------------------    ---------------------

              (a)    Inventory in which the Agent, on behalf of the Lenders, does not have, subsequent to the Collateralization Date, a first priority fully perfected Lien, subject to no other Liens (other than
                     Permitted Liens);                                                         ____________
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

              (b)    Inventory   classified  by  a  Borrower  or  Subsidiary  as
                     "obsolete" or which,  in the Agents'  reasonable  judgment, should be so classified;
                                                                                               ------------
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

              (c)    Supplies,  nonsaleable  goods,  goods  to  be  returned  to suppliers,  goods in transit to third  persons  (other than the Borrower's agents or warehouses); and ____________
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

              (d)    Any  reserves  required  by the  Agent  in  its  reasonable
                     discretion  for  special  order  goods,   goods  which  are
                     "slow-moving",  goods whose  market  value has declined and goods on lay away sales.
                                                                                               ------------
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

                       Total Ineligible Inventory                                              ____________
----------    -----------------------------------------------------------------------------    ---------------------
----------    -----------------------------------------------------------------------------    ---------------------

              C.     Total Eligible Inventory (A less B)                                       ____________
                                                 ----
----------    -----------------------------------------------------------------------------    ---------------------

III.     Availability

--------------- --------------------------------------------------------------------------- ------------------------

A.              Total Availability:                                                         ____________
--------------- --------------------------------------------------------------------------- ------------------------
--------------- --------------------------------------------------------------------------- ------------------------

                         (a)      (I.C) multiplied by 70%                                   ____________
--------------- --------------------------------------------------------------------------- ------------------------
--------------- --------------------------------------------------------------------------- ------------------------

                         (b)      (II.C) multiplied by 60%                                  ____________
--------------- --------------------------------------------------------------------------- ------------------------
--------------- --------------------------------------------------------------------------- ------------------------

                         (c)      50% of Rentals for prior twelve months
--------------- --------------------------------------------------------------------------- ------------------------
--------------- --------------------------------------------------------------------------- ------------------------

                         (d)      Sum of (i) (a) plus (b) (ii) minus (c)                    $___________
                                                 ----          -----
--------------- --------------------------------------------------------------------------- ------------------------

---------------     -----------------------------------------------------------------------     --------------------

B.                  Total Outstanding Revolving Advances and Facility Letter of Credit          $___________
                    Obligations
---------------     -----------------------------------------------------------------------     --------------------
---------------     -----------------------------------------------------------------------     --------------------

C.                  Total Outstanding amount of letters of credit obligations (excluding        $___________
                    amounts included in (III. B above))
---------------     -----------------------------------------------------------------------     --------------------
---------------     -----------------------------------------------------------------------     --------------------

D.                  Excess (Deficit) (III.A less III.B)                                         $___________
---------------     -----------------------------------------------------------------------     --------------------

                                           HOMEBASE, INC.

                                           By:______________________________

                                           Title:_____________________________